                                LICENSE AGREEMENT

                                     BETWEEN

                            PERMATEC TECHNOLOGIE, AG

                                       AND

                         BIOSANTE PHARMACEUTICALS, INC.


            [PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED PURSUANT TO A
         REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES
            EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS EXHIBIT
            INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND
                              EXCHANGE COMMISSION.]

                                      INDEX

             [PORTIONS OF THIS INDEX HAVE BEEN OMITTED PURSUANT TO A
         REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES
          EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS EXHIBIT WITH
              THIS INDEX INTACT HAS BEEN FILED SEPARATELY WITH THE
                      SECURITIES AND EXCHANGE COMMISSION.]

Background............................................................................1

1.      Definitions...................................................................1

        1.1       Affiliate...........................................................1

        1.2       Approval............................................................1

        1.3       Develop or Development..............................................1

        1.4       Development Plan....................................................2

        1.5       FDA.................................................................2

        1.6       Know-How............................................................2

        1.7       Market or Marketing.................................................2

        1.8       Net Sales...........................................................2

        1.9       Patents.............................................................2

        1.10      Products............................................................2

        1.11      Regulatory Authority................................................3

        1.12      Specifications......................................................3

        1.13      Supply Agreement....................................................3

        1.14      Territory...........................................................3

        1.15      U. S. Good Manufacturing Practices or GMP...........................3

2.      License Grant.................................................................3

        2.1       License.............................................................3

        2.2       Sub-Licenses........................................................3

        2.3       Assistance..........................................................4


                                                                               i

        2.4       No further or Trademark License.....................................4

        2.5       E2-XXXXX Combi Gel..................................................4

3.      Consideration.................................................................4

        3.1       Initial Payment.....................................................4

        3.2       Royalty Payments....................................................5

        3.3       Milestone Payments..................................................5

                  3.3.1    Manufacture of first Product...............................5

                  3.3.2    Manufacture of second Product..............................5

                  3.3.3    Start of Clinical Trial of E-2-XXXXX Combi Gel.............5

                  3.3.4    Filings for Approvals......................................5

                           3.3.4.1  First tier........................................6

                           3.3.4.2   Second tier......................................6

                           3.3.4.3  Third tier........................................6

                           3.3.4.4   E2-XXXXX Combi Gel...............................6

                  3.3.5    Approvals..................................................6

                           3.3.5.1  Gel Testosterone..................................6

                           3.3.5.2 Gel E2.............................................6

                           3.3.5.3  Patch E2..........................................6

                           3.3.5.4 E2-XXXXX Combi Gel.................................6

                  3.3.6    BIOSANTE failure to order..................................7

                  3.3.7    BIOSANTE failure to file...................................7

        3.4       Sub-licensee payments...............................................7

        3.5       Mode of Payments, related reports...................................8

                  3.5.1    Initial and Milestone payments.............................8


                                                                              ii

                  3.5.2    Royalty payments...........................................8

                           3.5.2.1  Withholding.......................................8

                           3.5.2.2  Calculation of royalties..........................8

                           3.5.2.3  Reports...........................................8

                           3.5.2.4  Books and records.................................9

4.      PERMATEC production of Products...............................................9

        4.1       Production of Clinical Batches......................................9

                  4.1.1    Orders.....................................................9

                  4.1.2    Production costs...........................................9

                  4.1.3    Further provisions........................................10

                  4.1.4    Repayment of production milestones........................10

        4.2       Production of Commercial Supply....................................10

5.      Development Obligations of BIOSANTE and PERMATEC.............................10

        5.1       Non-Territory development..........................................10

        5.2       Data sharing.......................................................10

        5.3       BIOSANTE's development and marketing obligations/Untied States.....11

        5.4       BIOSANTE's development and marketing obligations/Non-US............11

        5.5       Protocol review....................................................11

        5.6       Development plan...................................................12

                  5.6.1    Agreed development plan...................................12

                  5.6.2    Material deviations.......................................12

        5.7       Development Reporting..............................................12

6.      Representations, warranties and covenants; indemnification...................12

        6.1       PERMATEC's.........................................................12


                                                                             iii

                  6.1.1    Right to license..........................................12

                  6.1.2    No inability to receive approval..........................13

                  6.1.3    Clear rights..............................................13

                  6.1.4    Right to execute and perform..............................13

                  6.1.5    Compliance with law.......................................13

                  6.1.6    No further representation.................................13

        6.2       BIOSANTE's.........................................................14

                  6.2.1    Right to execute and perform..............................14

                  6.2.2    Compliance with law.......................................14

                  6.2.3    Best efforts..............................................14

                  6.2.4    Compliance with Approvals.................................14

                  6.2.5    No further representation.................................14

        6.3       Indemnification by BIOSANTE........................................15

        6.4       Indemnification by PERMATEC........................................15

7.      Confidentiality    ..........................................................15

        7.1       Obligation of confidentiality......................................15

        7.2       Exceptions.........................................................16

        7.3       When consent needed................................................16

8.      Proprietary Right and Patents................................................16

        8.1       Title    ..........................................................16

        8.2       Infringement by third parties......................................16

                  8.2.1    Notice....................................................16

                  8.2.2    Independent decisions to act..............................17

                  8.2.3    Reduction in Royalty......................................17


                                                                              iv

                  8.2.4    Cooperation...............................................17

9.      Term and Termination.........................................................17

        9.1       Term     ..........................................................17

        9.2       Termination........................................................18

        9.3       No prejudice to rights.............................................19

        9.4       Termination of license, return of information......................19

        9.5       Partial termination................................................20

        9.6       Remedies not limited...............................................20

10.     Options to extend Territory or Products......................................20

        10.1      Option to extend Territory.........................................20

        10.2      Right of first offer...............................................21

        10.3      Option regarding the XXXXX Combi Gel...............................21

                  10.3.1   License Agreement.........................................21

                  10.3.2   Terms.....................................................22

                  10.3.3   Payments..................................................22

                           10.3.3.1 Execution of License Agreement...................22

                           10.3.3.2 Manufacturing of clinical batches................22

                           10.3.3.3 Filing of the Product............................22

                           10.3.3.4 Approval.........................................23

        10.4.     Termination of option rights.......................................23

11.     Miscellaneous      ..........................................................23

        11.1      Governing Law......................................................23

        11.2      Dispute Resolution.................................................23

        11.3      Notice   ..........................................................24


                                                                               v

        11.4      Entirety ..........................................................25

        11.5      Modification.......................................................25

        11.6      Severability.......................................................25

        11.7      Waiver   ..........................................................26

        11.8      Relationship of Parties............................................26

        11.9      Assignment.........................................................26

        11.10     Force Majeure......................................................26

        11.11     Interest ..........................................................26

        11.12     Interpretation.....................................................26

Signature Page             ..........................................................27

Exhibit A                  ..........................................................28

Exhibit B                  ..........................................................31

Exhibit C                  ..........................................................32

                                LICENSE AGREEMENT

This agreement is entered into, effective this 13th day of June, 2000, by and between PERMATEC TECHNOLOGIE, AG, a corporation of Switzerland ("PERMATEC"), and BIOSANTE PHARMACEUTICALS, INC., a Wyoming corporation ("BIOSANTE").


                                   BACKGROUND

WHEREAS, PERMATEC has begun formulation and development of several new pharmaceutical products based on proprietary know-how, and desires to grant BIOSANTE an exclusive license in defined geographical areas under the terms and conditions set forth hereinafter to continue the development of and to market these products;

WHEREAS, BIOSANTE desires to take from PERMATEC such a license to continue the development and to market these products;

THE PARTIES ARE HEREBY AGREED AS FOLLOWS:


1.       DEFINITIONS

1.1 "AFFILIATE" shall mean, with respect to either party hereto, any corporation, partnership or other entity controlled by, controlling or under common control with, such party, with "control" meaning direct or indirect beneficial ownership of more than 50% of the voting power of, or more than 50% of ownership interest in, such corporation, partnership or other entity.

1.2 "APPROVAL" shall mean the first effective date on which sales of a new drug may begin, in accordance with a new drug approval received from FDA, and any equivalent approval from the respective Regulatory Authority in any other country of the Territory.

1.3 "DEVELOP" or "DEVELOPMENT" shall mean and include to undertake any and all activities to investigate, research, conduct clinical trials, perform market research, prepare and submit applications for Approval, negotiate with government entities (including the FDA and Regulatory Authorities), or conduct any other activities ordinarily undertaken, or necessary or required or advisable to be undertaken, by the sponsor of a pharmaceutical product in the process of being prepared for marketing or being marketed and to be granted Approvals, on the same basis as if it were the owner of the Products.

1.4 "DEVELOPMENT PLAN" shall mean the Development Plan for each Product pursuant to Section 5.6 below.

1.5      "FDA" shall mean the US Food and Drug Administration.

1.6 "KNOW-HOW" shall mean all information and data, which are not generally known including, but not limited to, patent claims and related information not yet disclosed to the public, formulae, procedures, protocols, techniques and results of experimentation and testing, which (a) relate to any of the Products, and (b) are necessary or useful to the Development or Marketing of any of the Products in the Territory, all to the extent as of the effective date of this Agreement owned or otherwise controlled by and at the free disposition of PERMATEC.

1.7 "MARKET" or "MARKETING" shall mean any and all activities ordinarily associated with efforts to interest a given market in a product and to induce and further sales, including, but not limited to, sales, sales support, continuing medical education, advertising, promotion, publicity and media relations.

1.8 "NET SALES" shall mean the aggregate arms-length gross price invoiced by BIOSANTE and, if applicable, invoiced by the sublicensees of BIOSANTE, for the sale for commercial use of Products to non-affiliated third parties during the relevant period, less deductions for (i) normal and customary trade and cash discounts, credits and allowances (for rejection or return of Products), rebates or refunds incurred or granted; and (ii) sales, use or excise taxes and duties, and freight and insurance, to the extent included in the gross price charged.

1.9 "PATENTS" shall mean all patents and patent applications filed or having presently or in the future legal force in any country in the Territory owned by PERMATEC which claim any of the Products, or the process to manufacture any of the Products, including but not limited to the patents and patent applications listed in EXHIBIT A hereto, together with all patents that in the future issue therefrom in any country of the Territory, including utility, model and design patents and certificates of invention, and all divisionals, continuations, continuations-in-part, reissues, renewals, extensions, substitutions, confirmations or additions to any such patents and patent applications.

1.10 "PRODUCTS" shall mean the four pharmaceutical products developed by PERMATEC, either dermal gel or patch, for application on the skin, intended for pharmaceutical use with humans for any indication now known or known in the future, and with defined active compounds, all as listed in EXHIBIT B.

1.11 "REGULATORY AUTHORITY" shall mean any governmental authority in any country of the Territory competent to approve pharmaceutical products for manufacturing, marketing, distribution and sale in any country of the Territory and/or to approve the price for pharmaceutical products to be sold in any country of the Territory.

1.12 "SPECIFICATIONS" shall mean the specifications, recipes and manufacturing instructions for Products as known at the effective date of this Agreement and from time to time during the term of this Agreement changed, altered, amended or repealed by mutual consent of the parties.

1.13 "SUPPLY AGREEMENT" shall mean the written agreement between BIOSANTE PHARMACEUTICALS, INC. and PERMATEC TECHNOLOGIE, AG, executed by the parties at or about the same time as this License Agreement.

1.14 "TERRITORY" shall mean the United States of America and those of its territories and possessions over which the FDA has regulatory authority (the "USA"); Canada; Australia; New Zealand; South Africa; Israel; Mexico; The People's Republic of China (including Hong Kong) ("China"); Malaysia; and Indonesia. The countries are classified according to EXHIBIT C in three tiers.

1.15 "GOOD MANUFACTURING PRACTICES" or "GMP" shall mean the then-current requirements of FDA relating to the manufacture of pharmaceutical products and related activities in the United States, as set forth in applicable FDA regulations and Guidance Documents, and any and all equivalent rules and regulations applicable to such activities in any other country of the Territory.


2.       LICENSE GRANT

2.1 LICENSE: PERMATEC hereby grants to BIOSANTE an exclusive license, with the right to grant sublicenses as provided in this Agreement, to Develop the Products in the Territory (except for the E2-XXXXX Combi Gel or any other product substituted under section 2.5 of this Agreement, the Territory for which is restricted to USA and Canada) as "applicant" and "owner" of Products, as those terms are defined in applicable regulations, for purposes of obtaining Approvals, and upon receipt of the Approvals, to Market and sell the Products, in the Territory, and to use the Patents and Know-How exclusively for that purpose, all in accordance with the provisions contained in this Agreement. It is the parties' intention that any product characterized by its marketing approval, as opposed to Products, developed by BIOSANTE and based on PERMATEC's technology will be and remain the property of BIOSANTE but BIOSANTE will not be allowed to use or market the products in case the License Agreement between PERMATEC and BIOSANTE is terminated. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

2.2 SUB-LICENSES: In the event that BIOSANTE grants a sublicense under its license to any Affiliate or third party for any part of the Territory, then BIOSANTE shall be responsible for any and all acts, deeds and undertakings of its sub-licensee(s) and shall continue to be bound by all terms and provisions under this Agreement throughout its term. BIOSANTE shall assume any and all obligations and undertakings in lieu and place of its sub-licensee(s) and shall be held responsible for these obligations, including but not limited to the confidentiality obligations set forth hereinafter. Furthermore, BIOSANTE undertakes that any and all sub-license agreements shall provide for inspection and audit provisions identical to the provisions set forth below in order to enable PERMATEC to control and audit and receive any and all payments due as provided in this Agreement. BIOSANTE shall provide PERMATEC promptly with copies of all agreements with such sub-licensee(s) (with only the commercial terms redacted).

2.3 ASSISTANCE: PERMATEC agrees during the term of this Agreement to provide technical and scientific assistance to BIOSANTE (i) without any additional charge to the extent mutually agreed upon in the Development Plan, and (ii) against reimbursement applying a rate of USD 150 per man-hour spent by PERMATEC personnel in addition to the mutually agreed upon assistance pursuant to sub-section (i) hereinabove, provided in each case that BIOSANTE undertakes and agrees to reimburse any and all reasonable out-of-pocket expenses incurred by PERMATEC in connection with any such assistance. Such assistance shall be provided by PERMATEC within a reasonable time in response to requests in connection with BIOSANTE's efforts to obtain Approvals for the Products, including, without limitation, providing the chemistry, manufacturing and control components of any application needed to obtain Approvals.

2.4 NO FURTHER OR TRADEMARK LICENSE: It is understood and acknowledged by BIOSANTE that the license granted hereunder shall under no circumstances encompass any further license grant, including without limitation any further license with respect to the Know-How or the Patents or any products other than Products, or with respect to any trademark or trade-name of PERMATEC, including without limitation its internationally registered trademark "Permatec".

2.5 E2-XXXXX COMBI GEL: BIOSANTE has ninety (90) days to exchange the E2-XXXXX Combi Gel with another progestative from the following list: XXXXX, XXXXX or XXXXX. BIOSANTE shall use its best efforts to decide on a change in a shorter period of time. Without written notice from BIOSANTE requesting a change, PERMATEC will assume that E2-XXXXX Combi Gel remains the originally selected progestative. In the meantime, the Development Plan will be established based on E2-XXXXX Combi Gel. If PERMATEC has a potential interested party for one of the mentioned Combi gels, excluding E2-XXXXX Combi Gel, with proposed commercial terms, PERMATEC shall inform BIOSANTE in writing and BIOSANTE has fifteen (15) business days to decide on a change. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.       CONSIDERATION

3.1 INITIAL PAYMENT: Upon the mutual execution of this Agreement, BIOSANTE shall pay to PERMATEC the sum of One Million Dollars (USD 1,000,000) of which XXXXX Dollars (USD XXXXX) is creditable against future royalty payments and/or sublicense up front payments as described in Section 3.4 of this Agreement, pursuant to section 3.5.2 below. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.2 ROYALTY PAYMENTS: Commencing with the first commercial sale of any of the Products, and thereafter during the entire term of this Agreement, BIOSANTE shall pay a royalty of XXXXX percent (XXXXX%) of the aggregate Net Sales invoiced for sales of the Products, calculated on a country-by-country basis as described in Section 3.5.2.2. PERMATEC and BIOSANTE agree that BIOSANTE will make royalty payments for each respective Product during a period (the "Royalty Term") computed on a country-by-country basis starting with the first commercial sale of such Product in such country and ending upon the later of (i) the expiration of the last to expire Patents applicable to such Product in such country, and (ii) the tenth (10th) anniversary of the first commercial sale of such Product in such country. However, if PERMATEC obtains a patent during the term of this Agreement that achieves exclusivity in the market for any Product, then the Royalty obligation regarding that Product shall continue for the life of that patent. Upon the expiration of the Royalty Term in any given country for any Product, BIOSANTE shall have a fully paid-up exclusive license regarding the applicable Product in such country. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.3 MILESTONE PAYMENTS: In addition, BIOSANTE shall pay to PERMATEC the milestone payments described below in the amounts and at the occurrence of the events described below [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]:

         3.3.1 XXXXXXXXXXXXXXX: Upon the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, or pursuant to
                  Section 3.3.6 below, BIOSANTE shall pay to PERMATEC the sum of XXXXX Dollars (USD XXXXX).

         3.3.2    XXXXXXXXXXXXXXX: Upon the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, or pursuant to
                  Section 3.3.6 below, BIOSANTE shall pay to PERMATEC the sum of XXXXX Dollars (USD XXXXX).

         3.3.3 XXXXXXXXXXXXXXX: Upon the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX,, BIOSANTE shall pay to PERMATEC the sum of XXXXX Dollars (USD XXXXX).

         3.3.4 XXXXXXXXXXXXXXX: Upon the XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX, or pursuant to
                  Section 3.3.7 below, BIOSANTE shall pay to PERMATEC up to XXXXX Dollars (USD XXXXX), XXXXXXXXXXXX, as follows:

                  3.3.4.1 XXXXXXXXXXXXXXXXX. BIOSANTE shall pay up to PERMATEC USD XXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXX (depending upon whether payments have previously been made pursuant to paragraphs 3.3.4.2 and/or 3.3.4.3).

                  3.3.4.2 XXXXXXXXXXXXXXXXXXXXXXXXXX, BIOSANTE shall pay PERMATEC USD XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXX.

                  3.3.4.3 XXXXXXXXXXXXXXXXXXXXXXXXXX, BIOSANTE shall pay PERMATEC USD XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXXX.

                  3.3.4.4 XXXXXXXXXXXXXXXXXXXXXXXXXX, BIOSANTE shall pay PERMATEC USD XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                           XXXXXXXXXX.

         3.3.5.   XXXXXXXXXXX: XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX,
                  as follows:

                  3.3.5.1           Gel Testosterone          up to USD XXXXX

                  3.3.5.2           Gel E2                    up to USD XXXXX

                  3.3.5.3           Patch E2                  up to USD XXXXX

                  3.3.5.4           E2-XXXXX Combi Gel        up to USD XXXXX


                  The following payments shall be made:

                  XXXXXXXXX:        Up to USD XXXXX for Gel Testosterone, USD
                                    XXXXX for Gel E2 and USD XXXXX for Patch E2,
                                    USD XXXXX for E2-XXXXX Combi Gel, depending upon whether payments have previously been made for XXXXXXXXXXXX as set forth below.

                  XXXXXXXXXXXX:     USD XXXXX XXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXX

                  XXXXXXXXXXXX:     USD XXXXX XXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXX
                                    XXXXXXXXXXXXXXXXXXXXXXXXX

                                    If a patent exists that prevents BIOSANTE from introducing any Product into commercial sale, notwithstanding Approval, the XXXXXXXXX payments described in this subsection will be delayed until such time as the patent in issue ceases to prevent such sale.

         3.3.6 XXXXXXXXXXXXXXX: In the event that BIOSANTE fails to XXXX XXXXXXXXXXXXXXXXXXXXX pursuant to Section 3.3.1 or 3.3.2 above at the time as provided in the Development Plan for the respective Product, and such failure to XXXXXXXXXXXX continues for more than thirty (30) days after BIOSANTE receives from PERMATEC the respective notice to do so, then the respective milestone payment under Section 3.3.1 and 3.3.2 above, respectively, shall nonetheless become due and payable upon the expiration of the thirty (30) day period provided for in PERMATEC's notice.

         3.3.7 XXXXXXXXXXXXXXX: In the event that BIOSANTE fails to XXXX XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX

                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
                  continues for more than thirty (30) days after BIOSANTE receives from PERMATEC the respective notice to do so, then the respective milestone payment under Section 3.3.4 above shall nonetheless become due and payable upon the expiration of such thirty (30) day period provided for in PERMATEC's notice.

3.4 SUB-LICENSEE PAYMENTS: Should BIOSANTE in its sole discretion, but always in accordance with Section 2.2 above, sub-license any of the Products, in any portion of the Territory, BIOSANTE shall pay to PERMATEC XXXXX percent (XXXXX%) of any up-front or sublicense or milestone payments received from such sub-licensees, in addition to royalties, except for up-front or milestone or sublicense payments related to a sublicense in China, Hong Kong, Malaysia or Indonesia for which BIOSANTE will pay PERMATEC XXXXX percent (XXXXX%) of such payments from sub-licensees. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

3.5      MODE OF PAYMENTS, RELATED REPORTS

         3.5.1 INITIAL AND MILESTONE PAYMENTS: The initial payment and all milestone payments due PERMATEC under this Agreement shall be paid in U.S. Dollars (USD), within thirty (30) days of the triggering event of the initial payment and each milestone, respectively, by confirmed wire transfer to a bank account of PERMATEC reasonably notified to BIOSANTE.

         3.5.2 ROYALTY PAYMENTS: All royalty payments due to PERMATEC under this Agreement shall accrue and be paid to PERMATEC quarterly, in U.S. Dollars (USD), within sixty (60) days of the end of each calendar quarter (each quarter being a period of three consecutive calendar months commencing January, April, July and October), by confirmed wire transfer to a bank account of PERMATEC reasonably notified to BIOSANTE from time to time.

                  3.5.2.1 WITHHOLDING: Any and all withholding taxes or similar charges assessable to BIOSANTE on royalties payable hereunder for sales outside of the United States will be deducted from such amount due, will be paid by the payer to the proper taxing authority, and proof of payment of said tax, as well as any other documents or confirmations reasonably required by PERMATEC to recover any such withholding taxes or parts thereof from the proper tax authorities, will be secured and sent to PERMATEC as evidence of such payment.

                  3.5.2.2 CALCULATION OF ROYALTIES: Any conversions into U.S. Dollars (USD) from the currency in which the corresponding Net Sales for any royalties were made, are to be made by applying an exchange rate equal to the applicable buying rate reported by The Wall Street Journal for the currency of the country in question for the last business day of the calendar quarter in question.

                  3.5.2.3 REPORTS: Each such royalty payment shall be accompanied by a statement showing on a country-by-country and Product-by-Product basis the amount of Net Sales of each Product achieved during such quarter and the amounts of royalty due on such Net Sales of Products. With respect to any calendar quarter for which no payment is due for any given Product in any given country, BIOSANTE shall nonetheless include such Product and/or country in each such quarterly statements. Each such statement shall be certified by the CFO or other authorized officer of BIOSANTE to be complete, true and accurate.

                  3.5.2.4 BOOKS AND RECORDS: BIOSANTE shall keep full, true and accurate books of account containing all particulars and reasonable supporting documentation which may be necessary for the purpose of determining the Net Sales of Products, royalties due thereon and the statements provided by BIOSANTE pursuant to Section
                           3.5.2.3 above. Such records shall be kept at BIOSANTE's principal place of business, and shall be open at all reasonable times and upon reasonable advance notice to the inspection of PERMATEC or an independent certified public accounting firm retained by PERMATEC, and reasonably acceptable to BIOSANTE, for the purpose of verifying any payment made under this Agreement. PERMATEC shall bear the full cost of any such audit, unless the audit discloses that the amount due during any period audited exceeds the amount paid by (i) ten percent (10%) or more during the first two (2) years following first commercial sale of a Product in any country; or (ii) five percent (5%) or more thereafter, in which case BIOSANTE shall bear the full cost of such audit. Any additional royalty found in such audit to be due PERMATEC shall be paid by BIOSANTE within thirty (30) days after such finding.

4.       PERMATEC PRODUCTION OF PRODUCTS

4.1 PRODUCTION OF CLINICAL BATCHES: PERMATEC will formulate and produce and supply the Products in sufficient quantities for all purposes of Development as reasonably needed for BIOSANTE to perform its Development obligations under this Agreement, as follows:

         4.1.1 ORDERS: PERMATEC will supply Products for clinical studies in response to written orders from BIOSANTE to be issued in accordance with the Development Plan for each Product. Any order for such clinical batch shall provide for lead times of at least one-hundred-eighty (180) days, and will allow for quantities of +/- 10% of the quantity of Product ordered. BIOSANTE agrees to purchase from PERMATEC all supplies of Products so ordered for all Development purposes hereunder.

         4.1.2 PRODUCTION COSTS: PERMATEC shall bear the costs, up to an aggregate of XXXXX Dollars (USD XXXXX) per Product (for a potential aggregate maximum of XXXXX Dollars (USD XXXXX) for all four products), associated with the formulation and production of such clinical batches of the Products including, without limitation, the preparation of the chemistry, manufacturing and control components of any application needed to obtain Approval(s), with any additional cost of the formulation and production of such clinical batches of Products in excess of USD XXXXX per Product to be borne exclusively by BIOSANTE. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

         4.1.3 FURTHER PROVISIONS: Any and all further provisions governing the production and supply of clinical batches of Products shall be mutually agreed upon by the parties at the appropriate time and, absent such mutual agreement, the respective provisions of the Supply Agreement shall apply mutatis mutandis to such production and supply of clinical batches.

         4.1.4 REPAYMENT OF PRODUCTION MILESTONES: In the event that PERMATEC, within the one-hundred-eighty (180) days minimum lead time for the order of any Product for clinical studies from BIOSANTE under Section 4.1.1 above, may not reasonably demonstrate its ability to produce or have produced the ordered clinical batch of the respective Product in time and in compliance with applicable GMP, then BIOSANTE may request PERMATEC to repay the respective production milestone payment paid by BIOSANTE for the production of the clinical batches of such Product under Section 3.3.1 and 3.3.2, respectively, upon receipt of which request PERMATEC shall be fully released from its obligation under Sections

                  4.1.1 through 4.1.3, but with respect to the affected Product only. In that case, PERMATEC shall repay to BIOSANTE 25% of USD XXXXX per product up to a total of XXXXX Dollars (USD XXXXX). [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

4.2 PRODUCTION OF COMMERCIAL SUPPLY: The terms and conditions governing the ordering, manufacturing and supply of any Product for commercial use shall be mutually agreed upon by the parties in a separate Supply Agreement.


5.       DEVELOPMENT OBLIGATIONS OF BIOSANTE AND PERMATEC

5.1 NON-TERRITORY DEVELOPMENT: PERMATEC shall retain all rights to the Products, the Know-How and the Patents in geographical areas not included within the Territory, and PERMATEC shall have all rights, but no obligation whatsoever, to develop, market and sell or license out to a third party any Product with respect to any and all countries outside the Territory.

5.2 DATA SHARING: BIOSANTE and PERMATEC agree to provide one another immediate, full and free access to the clinical data and results generated by or on behalf of each with respect to the Products, and each agrees that the other may utilize all such data and results, directly or through permitted (sub-) licenses in pursuit of Product Approval in their respective geographical areas (the Territory for BIOSANTE, all other areas for PERAMATEC), provided that (i) BIOSANTE undertakes to include such obligation in any and all of its sub-license agreements in accordance with Section 2.2 above, and (ii) PERMATEC will use its best efforts to obtain access to such data from other licensees or sublicensees, but PERMATEC shall have no obligation to share or provide any such information and data regarding Products with BIOSANTE under this Section 5.2, if such information and data is not freely available to PERMATEC.

5.3      BIOSANTE'S DEVELOPMENT AND MARKETING OBLIGATIONS/UNITED STATES:
BIOSANTE agrees and undertakes to diligently use all its commercially reasonable efforts to (1) Develop the Products in the Territory, and to (2) obtain Approval from the FDA to market the Products as applicant and owner, consistent with the Development efforts undertaken by other companies similarly situated within the industry for similar drug products used for similar indications, all in accordance with the respective Development Plan for each Product. As Approvals for each respective Product are obtained, BIOSANTE shall proceed diligently to
(1) use all its commercially reasonable efforts to sell the Product[s] in the applicable jurisdictions of the Territory, (2) Market, advertise and promote the sale of and otherwise employ marketing and sales techniques reasonably designed to develop a demand for the Product[s] in order to achieve the projected sales. Toward these ends, BIOSANTE shall take appropriate steps including but not limited to:

         (a) preparation and filing of an Investigational New Drug Application with FDA concerning each Product as applicant; and

         (b) establishing and maintaining a program reasonably designed and funded to obtain information adequate to enable BIOSANTE to file a New Drug Application or Abbreviated New Drug Application, as applicable, for each Product; and

         (c) investing and making available any and all necessary financial, Marketing, sales and human resources required to achieve in time the projected sales of each Product as provided for in the Development Plan.

5.4 BIOSANTE'S DEVELOPMENT AND MARKETING OBLIGATIONS/NON-US: In all other countries of the Territory, BIOSANTE agrees to use all its commercially reasonable efforts to Develop and Market, or have Developed and Marketed by sub-licensees in accordance with Section 2.2 above, the Products and to obtain the necessary Approvals, consistent with the Development and Marketing efforts undertaken by other companies similarly situated within the industry for similar drug products used for similar indications in any country of the Territory, all in accordance with the respective Development Plan for each Product, in order to achieve in time the projected sales of each Product as provided for in the Development Plan.

5.5 PROTOCOL REVIEW: The parties agree that before either begins a clinical trial of a Product, whether conducted by or on behalf of such party, it will give the other party the opportunity to review the protocol for such trial, along with the opportunity to provide comments. The reviewing party shall have fourteen (14) days to complete such review. Notwithstanding any such consultation, the party conducting such clinical trial shall maintain full and sole responsibility regarding any such study protocol.


5.6      DEVELOPMENT PLAN

         5.6.1 AGREED DEVELOPMENT PLAN: As soon as possible, but in any event within ninety (90) days of entering into this Agreement, BIOSANTE shall prepare and provide to PERMATEC, for each Product, a Development Plan containing sales projections, its best good faith projection of a Development timetable (including projected timetables for clinical studies and the FDA new drug application process), and projected date of launch. BIOSANTE and PERMATEC will consult and agree on this Development Plan by written acknowledgement by each party on a copy of the plan, provided to the other party.

         5.6.2 MATERIAL DEVIATIONS: Material deviations from the Development Plans, including without limitation deviations from the timetable contained therein, shall require the prior written consent by PERMATEC, which consent shall not be unreasonably withheld, except that in no event shall PERMATEC's approval be withheld if BIOSANTE may demonstrate that such deviation is required, due to, or caused by, any material technical, scientific or clinical reason encountered by BIOSANTE during the Development of such Product.

5.7 DEVELOPMENT REPORTING: BIOSANTE undertakes to provide PERMATEC regularly, but at least twice yearly (within sixty (60) days of the start of the calendar year and July 1, respectively), with an update reasonably detailing the steps and actions performed and results achieved or gained by BIOSANTE in pursuing the Development pursuant to the Development Plan, including without limitation information on the status of any filing for Approvals for each Product.


6.       REPRESENTATIONS, WARRANTIES AND COVENANTS; INDEMNIFICATION

6.1 PERMATEC'S: PERMATEC, as an inducement to BIOSANTE to enter into this Agreement, represents, warrants and covenants to BIOSANTE as follows:

         6.1.1 RIGHT TO LICENSE: PERMATEC has full right, power and authority to grant an exclusive license to BIOSANTE in the Territory pursuant to the terms of this Agreement to practice the technology covered by any and all patents listed in Exhibit A, and Know-How, and to Develop, Market and sell the Products, free and clear of any mortgage, lien, encumbrance or other third-party interest of any kind. As of the effective date of this Agreement, PERMATEC is not aware of any fact or circumstances that the Products are, in or with respect to the Territory, subject to any restrictions, covenants, licenses other than this Agreement, or judicial and administrative orders of any kind, which detract in any material respect from the value of the Products, or which could interfere with the use thereof by BIOSANTE in the Territory as contemplated by this Agreement.

         6.1.2 NO INABILITY TO RECEIVE APPROVAL: As of the effective date of this Agreement, PERMATEC is aware of no facts that would reasonably lead it to conclude that any of the Products will be unable to receive the contemplated Approval from the FDA or Approval from any other Regulatory Authority upon satisfactory completion of clinical trials, and PERMATEC has no knowledge of any facts which would reasonably lead it to conclude that satisfactory completion of clinical trials is not likely.

         6.1.3 CLEAR RIGHTS: As of the effective date of this Agreement, PERMATEC has not received any notice and has no knowledge that
                  (i) the rights to Develop, Market and sell the Products have been challenged in any judicial or administrative proceeding, or (ii) any person, entity or product has infringed or will infringe any patent rights encompassed by the Patents and applicable to the Products, or (iii) any patent rights or other intellectual property rights, including but not limited rights of trade mark, trade dress and copyright, have been infringed by PERMATEC or will be infringed by BIOSANTE by virtue of performing the activities contemplated by this Agreement.

         6.1.4 RIGHT TO EXECUTE AND PERFORM: PERMATEC has full right, power and authority to execute and deliver this Agreement, and to perform its obligations under it, and has taken all necessary action to authorize such execution, delivery and performance. This Agreement constitutes the legal, valid and binding obligation of PERMATEC, enforceable against it in accordance with its terms.

         6.1.5 COMPLIANCE WITH LAW: PERMATEC will comply with all applicable laws in connection with performance of its obligations under this Agreement. The execution, delivery and performance of this Agreement by PERMATEC does not violate any provision of applicable law or of any regulation, order, decree of any court, arbitration or governmental authority, or any other agreement to which PERMATEC is a party. No consents, approvals or authorizations, registrations or filings are required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except as have been obtained or set forth in this Agreement.

         6.1.6 NO FURTHER REPRESENTATION: Except for the specific representations and warranties given by PERMATEC in this
                  Section 6.1, PERMATEC does not give any further or other warranty and makes no other or further representation, whether express or implied. IN PARTICULAR, BUT WITHOUT LIMITATION OF THE GENERALITY OF THE PRECEDING SENTENCE, PERMATEC DOES NOT GIVE ANY WARRANTY AND MAKES NO REPRESENTATION WITH RESPECT TO THE PRODUCTS AND/OR THE KNOW-HOW, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF COMPLETENESS, ACCURACY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE THEREOF, IN PARTICULAR WITH RESPECT TO THE INTENDED PURPOSE OF SUCCESSFUL APPLICATION FOR APPROVAL(S) IN ANY COUNTRY OF THE TERRITORY.

6.2 BIOSANTE'S: As an inducement to PERMATEC to enter into this Agreement, BIOSANTE represents and warrants to PERMATEC as follows:

         6.2.1 RIGHT TO EXECUTE AND PERFORM: BIOSANTE has full right, power and authority to execute and deliver this Agreement, and to perform its obligations under it, and has taken all necessary action to authorize such execution, delivery and performance. This Agreement constitutes the legal, valid and binding obligation of BIOSANTE, enforceable against it in accordance with its terms.

         6.2.2 COMPLIANCE WITH LAW: BIOSANTE will comply with all applicable laws in connection with performance of its obligations under this Agreement. The execution, delivery and performance of this Agreement by BIOSANTE does not and will not violate any provision of applicable law or of any regulation, order, decree of any court, arbitration or governmental authority, or any other agreement to which BIOSANTE is a party. No consents, approvals or authorizations, registrations or filings are required in connection with the execution, delivery, performance, validity or enforceability of this Agreement, except as have been obtained or set forth in this Agreement.

         6.2.3 BEST EFFORTS: BIOSANTE represents and warrants that it will use its best efforts to perform and pursue all steps and actions required for, and apply for and pursue the Approvals for Product in accordance with the Development Plans and within the time-limits set forth therein, and, upon such granting of any such Approvals, to Market the Products throughout the Territory during the term of and in accordance with this Agreement.

         6.2.4 COMPLIANCE WITH APPROVALS: BIOSANTE represents and warrants that in addition to complying with and respecting any and all applicable laws, rules, regulations and orders, it shall also comply with all terms and conditions of the Approvals (if any), when Developing, Marketing and selling Products in any country of the Territory.

         6.2.5 NO FURTHER REPRESENTATION: Except for the specific representations and warranties given by BIOSANTE in this
                  Section 6.2, BIOSANTE does not give any further or other warranty and makes no other or further representation, whether express or implied. IN PARTICULAR, BUT WITHOUT LIMITATION OF THE GENERALITY OF THE PRECEDING SENTENCE, BIOSANTE DOES NOT GIVE ANY WARRANTY AND MAKES NO REPRESENTATION WITH RESPECT TO THE PRODUCTS AND/OR THE KNOW-HOW, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF COMPLETENESS, ACCURACY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE THEREOF, IN PARTICULAR WITH RESPECT TO THE INTENDED PURPOSE OF SUCCESSFUL APPLICATION FOR APPROVAL(S) IN ANY COUNTRY OF THE TERRITORY.

6.3 INDEMNIFICATION BY BIOSANTE: Without affecting any other remedies available under this Agreement, BIOSANTE shall defend, indemnify and hold PERMATEC and its directors, officers and employees, harmless from and against any and all claims, suits or demands for liability, damages, costs and expenses (including reasonable fees, costs and expenses of attorneys and other professionals and court costs, but excluding consequential damages for lost profits) arising from or relating to the negligence or willful misconduct of BIOSANTE or its Affiliates or its sub-licensees in connection with the subject matter of this Agreement.

6.4 INDEMNIFICATION BY PERMATEC: Without affecting any other remedies available under this Agreement, PERMATEC shall defend, indemnify and hold BIOSANTE and its directors, officers and employees, harmless from and against any and all claims, suits or demands for liability, damages, costs and expenses (including reasonable fees, costs and expenses of attorneys and other professionals and court costs, but excluding consequential damages for lost profits) arising from or relating to the negligence or willful misconduct of PERMATEC in connection with the subject matter of this Agreement.


7.       CONFIDENTIALITY

7.1 OBLIGATION OF CONFIDENTIALITY: Except to the extent expressly authorized by this Agreement, or otherwise agreed in writing, the parties agree that, at all times during the term of this Agreement and for five (5) years thereafter, the receiving party shall keep completely confidential, shall not publish or otherwise disclose and shall not use directly or indirectly for any purpose, any information furnished, disclosed, delivered or otherwise made available to it by the other party pursuant to this Agreement (including without limitation Know-How), except to the extent that it can be established by the receiving party by competent proof that such information:

         (a) was already known to the receiving party, other than under an obligation of confidentiality, at the time of disclosure by the other party;

         (b) was generally available to the public or otherwise part of the public domain at the time of its disclosure to the receiving party;

         (c) became generally available to the public or otherwise part of the public domain after its disclosure, other than through any act or omission of the receiving party in breach of this Agreement; or

         (d) was disclosed to the receiving party, other than under an obligation of confidentiality, by a third party who had no obligation to the disclosing party not to disclose such information to others.

7.2 EXCEPTIONS: Each party may disclose the other's information to the extent such disclosure is reasonably necessary in filing or prosecuting patent applications, pursuing or defending litigation, or complying with applicable governmental regulations, provided that if a party intends to make any such disclosure, it shall give reasonable advance written notice to the other party of such intended disclosure, and shall take reasonable steps to restrict or limit such disclosure or require confidential treatment thereof.

7.3 WHEN CONSENT NEEDED: Except as otherwise provided in Section 7.2 above, neither party shall disclose any terms or conditions of this Agreement to any third party without the prior consent of the other party. Notwithstanding the foregoing, prior to the execution of this Agreement, the parties shall agree upon the substance of information that can be used to describe the terms of this transaction, and the parties may disclose only such information without the other party's consent.


8.     PROPRIETARY RIGHT AND PATENTS

8.1 TITLE: PERMATEC shall retain title to and full ownership in the Products, the Patents and the Know-How including, but not limited to, any and all developments and inventions related thereto, if any (hereinafter collectively referred to as "PERMATEC IPR"). BIOSANTE does not by virtue of this Agreement, directly or indirectly through its officers, directors, employees, agent, Affiliates, customers or other controlled or associated third parties, acquire any proprietary interest in or other right to PERMATEC IPR, other than provided in this Agreement.

8.2 INFRINGEMENT BY THIRD PARTIES: PERMATEC and BIOSANTE recognize that they each have an interest in the protection of the PERMATEC IPR. Either or both may wish to take steps to protect or defend their respective interests in specific circumstances. In addition:

         8.2.1 NOTICE: If either PERMATEC or BIOSANTE becomes aware of (i) any product or activity of any kind that involves or may involve an infringement or violation of PERMATEC IPR with respect to Products and/or the Territory, or (ii) any third-party action, claim or dispute (including, but not limited to, actions for declaratory judgement alleging invalidity or non-infringement) based upon or arising out of PERMATEC IPR with respect to Products and/or the Territory, then each agrees to promptly so notify the other in writing.

         8.2.2 INDEPENDENT DECISIONS TO ACT: Each party shall, in its sole discretion, have the right but no obligation to determine the most commercially appropriate course of action, if any, for it to follow to enforce, or otherwise abate the infringement of, or defend third-party actions regarding, PERMATEC IPR with respect to Products and the Territory, including whether to request status as an additional party to any such action. Each party deciding to take any such course of action shall do so at its own risk, benefit, cost and expense. Notwithstanding anything contained herein, BIOSANTE shall not accept any settlement or award in any such action which has or may have a negative impact on the proprietary or other legitimate rights of PERMATEC in any of the PERMATEC IPR, without the prior written consent of PERMATEC, which consent shall not be withheld unreasonably.

         8.2.3 REDUCTION IN ROYALTY: In the instance in which an A/B rated generic equivalent or substitute of a Product on sale in any part of the Territory is reasonably notified by either party under Section 8.2.1 above to infringe a Patent available for such Product in such country of the Territory, and PERMATEC takes no action against the third party, but BIOSANTE does, and BIOSANTE may give evidence that the marketing of such competitive product has led to a reduction in sales of the affected Product in such country of the Territory of more then fifteen percent (15%), then the Royalty payable by BIOSANTE to PERMATEC for that Product after such reasonable notice pursuant to Section 8.2.1 in that country of the Territory will be XXXX percent (XXXX%) for as long as (1) such competing product is on sale, and (2) BIOSANTE's Royalty obligation exists under this Agreement. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

         8.2.4 COOPERATION: In addition to the above, each party, regardless of whether it joins in a legal action, agrees to cooperate with the other to provide reasonable assistance in the prosecution or defense of any actions regarding PERMATEC's IPR. Each party shall keep the other regularly informed on developments in any such action in which it participates or obtains information, if the other party is not involved.


9.       TERM AND TERMINATION

9.1 TERM: This Agreement shall be effective on the date first written above and shall expire, unless earlier terminated by either party pursuant to this
Section 9, on a country-by-country and Product-by-Product basis upon the expiration of the respective Royalty Term, subject to BIOSANTE's continuing fully-paid up exclusive license pursuant to Section 3.2 above.

9.2 TERMINATION: At any time, this Agreement may be terminated by giving written notice to that effect, as follows:

         (a) by either party, if the other party is in material default or in material breach of any term or provision hereof, including without limitation to the terms and deadlines incorporated into the parties' agreed Development Plan, which termination shall apply only to the Product(s) and Country(ies) involved, or material breach of any representation or warranty in this Agreement or material breach of the confidentiality obligations hereof, and such material default or material breach continues and is not remedied within thirty (30) days upon the other party's written request to remedy such default or breach; or

         (b) by either party, if the other party goes into liquidation, voluntarily or otherwise, other than for the sole purpose of reorganisation, or goes into bankruptcy or makes an assignment for the benefit of creditors, or in the event of a receiver being appointed of a substantial part of the other party's property; or

         (c) by either party in its sole discretion, with respect only to the involved Product or Products, or country or countries of the Territory, respectively, and without prejudice to any other rights conferred on it by this Agreement and in addition to any other remedies available to it by law or in equity, if such party terminates the Supply Agreement for material breach or insolvency or other material reason caused or set by the other party as provided for in such Supply Agreement, with the effect of such being the termination of this Agreement upon the effective date of the termination of the Supply Agreement; or

         (d) by PERMATEC, with respect only to the involved Product or Products, or country or countries of the Territory, respectively, if BIOSANTE, (A) within six (6) months after the delivery of clinical supplies has not initiated with respect to each Product and for each country of the Territory reasonable steps, including sub-licensing in case BIOSANTE shall not wish to Develop and Market itself the Product in certain countries of the Territory, to Develop and thereafter Market such Product pursuant to the provisions of this Agreement, it being understood the development work done in the USA may be applicable in all countries of the Territory or
                  (B) within three (3) months after receipt of commercial quantities after receipt of any Approval for a Product in any given country of the Territory has not launched such Product in such country of the Territory, or (C) within eighteen (18) months after receipt of the first Approval for any given Product by any Regulatory Authority, does not either (i) file a request for Approval for such Product in all countries of the Territory only if the first approval is useful for approval purposes, or (ii) sublicense such Product in such other country(ies) of the Territory, or (D) ceases the Marketing and sale of any Product in any country of the Territory after the Approval from the respective Regulatory Authority has been received, in each case with respect to the affected Product and the affected country(ies) only, and in each case only if BIOSANTE does not cure such situation within three (3) months after PERMATEC's written request to do so, subject always to Section 11.10 below; or

         (e) by BIOSANTE prior to the granting of an Approval for any given Product in any given country of the Territory, in case of material technical, scientific or regulatory problems or, if the results and data achieved and generated during the Development of any given Product in reasonable determination show that Approval for such Product will be unlikely to be granted, with respect to the affected Product only and in a specific country of the Territory, and provided that prior to such termination, the parties have discussed in all details the problems encountered and not agreed on a mutually acceptable change of the Development Plan pursuant to Section
                  5.6.2 above; or

         (f) by BIOSANTE, if any Regulatory Authority has finally denied the Approval (or any material part thereof) for any given Product in any country of the Territory, with respect to the affected Product and such country or countries only; or

         (g) by BIOSANTE if in its reasonable discretion it determines that it would not be economically viable to develop and market a Product in any country of the Territory, with respect to a specific product and country only. In this case, BIOSANTE shall inform PERMATEC immediately of this decision and shall provide in writing and within 30 days a detailed explanation including market research data and projections and calculation for such a decision. Following this decision and on a country-by-country basis, PERMATEC has the right to use free of charge all the development data, registration file for marketing or licensing purposes in that specific country and for that specific Product. In that case the repayment of the costs to generate data by PERMATEC to BIOSANTE as defined in paragraph 9.4 does not apply. The approvals obtained by BIOSANTE in these countries will be transferred free of charge to PERMATEC upon request.

9.3 NO PREJUDICE TO RIGHTS: The termination of this Agreement shall be without prejudice to any rights and obligations of either party accrued prior to the effective date of such termination, unless explicitly otherwise agreed. BIOSANTE shall forthwith make all payments due and outstanding to PERMATEC at the date of termination. Except as explicitly otherwise stated in this Agreement or otherwise agreed in writing, PERMATEC shall not be obliged to refund upon termination of this Agreement to BIOSANTE any payments, including without limitation the milestone payments or royalties made by BIOSANTE to PERMATEC prior to such termination pursuant to the provisions of this Agreement.

9.4 TERMINATION OF LICENSE, RETURN OF INFORMATION: In the event of termination of this Agreement for whatsoever reason, then the license granted hereunder shall immediately be terminated and BIOSANTE shall immediately refrain from using directly or indirectly in any way the Patents, Know-How and confidential information of PERMATEC. Furthermore, BIOSANTE shall return to PERMATEC all materials, documentation, information, data and other things furnished by PERMATEC in connection with this Agreement, including without limitation any and all information on PERMATEC IPR, together with all copies thereof in BIOSANTE's possession or under its control, which were achieved, produced or received hereunder, all free of any charge. Furthermore, BIOSANTE shall deliver to PERMATEC any and all studies, data, results and protocols achieved, produced or gained by BIOSANTE in performing the Development and not previously delivered to PERMATEC pursuant to Section 5.2 above. PERMATEC shall have the right, but no obligation, to use, at its sole discretion, any and all such material for its own purposes. In case PERMATEC shall use such information in applying and receiving marketing approval and launching the Product, then at launch, PERMATEC shall reimburse the costs to generate such information to BIOSANTE excluding development costs that were paid by BIOSANTE to PERMATEC under this Agreement. In case PERMATEC shall use such information to enter a license agreement with a third party, then PERMATEC shall reimburse the costs to generate such information to BIOSANTE excluding development costs that were paid by BIOSANTE to PERMATEC under this agreement. The reimbursement to BIOSANTE will occur at the execution of the license agreement and shall not exceed the net payments (upfront, milestones and royalty payments excluding development costs) received by PERMATEC from a third party under a license agreement. BIOSANTE's costs to generate such information which is to be reimbursed by PERMATEC is to be agreed between BIOSANTE and PERMATEC at the time of termination or when the information is to be transferred to PERMATEC

9.5 PARTIAL TERMINATION: In the event that any termination hereunder is limited to one or more, but not all, countries of the Territory and/or to one Product only, but not all Products, as provided for in Sections 9.2(d), (e) and
(f) above, then the effects of such termination shall only apply to such country or countries and/or the affected Product, but shall not affect in any way the validity of this Agreement with respect to any other country of the Territory with respect to the affected Product and/or any other Product.

9.6 REMEDIES NOT LIMITED: The termination of this Agreement by either party shall not limit remedies which may be otherwise available under this Agreement or in law or equity to either party.


10.      OPTIONS TO EXTEND TERRITORY OR PRODUCTS

10.1 OPTION TO EXTEND TERRITORY: During a period of 180 days after the effective date of this Agreement (the "Exercise Period"), BIOSANTE shall have a free option, exercisable in its sole discretion, to add any or all of the nations of XXXXX, XXXXX, XXXXX, XXXXX and XXXXX (the "Option Countries") to the Territory that is the subject of this Agreement, with respect to the Products provided and to the extent that the Products are available for license for the considered countries. The option may be exercised by BIOSANTE during the Exercise Period by giving written notice of exercise to PERMATEC as provided in this Agreement. The parties recognizing that they may or may not desire to abide by identical terms to those in this Agreement with respect to the extended portions of the Territory, upon receipt by PERMATEC of BIOSANTE's written notice of exercise, the parties agree to negotiate in good faith and determine the specific terms to apply to BIOSANTE's Development and Marketing in the extended portions of the Territory. Notwithstanding anything contained in this Section 10.1, PERMATEC, during the Exercise Period, if it has negotiated with a third party commercial terms of a license (including, without limitation license fees, milestone payments, royalties and allocation of development costs) in any Option Country, may request BIOSANTE in writing to elect whether or not to exercise its option under this Section 10.1 with respect to the same country or countries that are the subject of the terms negotiated with the third party, in which case BIOSANTE shall have thirty (30) days from such notice from PERMATEC to exercise that option. In the event that BIOSANTE does not exercise its option under this
Section 10.1 within the thirty (30) day period after receipt of

PERMATEC's notice hereunder, then the option under this Section 10.1 shall lapse and fall away, irrespective of any part of the Exercise Period remaining. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

10.2 RIGHT OF FIRST OFFER: During a period starting on the XXXXX (XXXXX) day after the effective date of this Agreement and ending on the XXXXX (XXXXX) anniversary of the effective date of this Agreement (the "Offering Period"), BIOSANTE shall have an exclusive right of first offer to Develop and Market in the United States, Canada, Japan, and any other country of the Territory not already licensed to third parties or subject to a third party's right of first refusal, and to enter into a respective license therefor, any non-proprietary sexual hormone product or related hormonal product, including XXXXX and its derivatives, that PERMATEC may have formulated, invented, developed, licensed or otherwise obtained rights with respect to, and which PERMATEC intends to, but has not prior to such Offering Period committed to, license out for the Territory or parts thereof. Exercise of the right of first offer shall commence with PERMATEC notifying BIOSANTE at any time during the Offering Period of its intention to license out such product, which notice shall in reasonable detail describe the product and Territory or parts thereof in question and the commercial terms of such license (including without limitation license fees, milestone payments, royalties and allocation of development cost). BIOSANTE shall have XXXXX (XXXXX) days to accept the offer on identical terms as contained in such notice, during which XXXXX (XXXXX) days PERMATEC and BIOSANTE agree to negotiate in good faith all terms of such contemplated license and development agreement on the basis of PERMATEC's notice, unless otherwise agreed by the Parties. Notice and exercise under this Section 10.2 shall be made by written notice. In the event that BIOSANTE shall not accept the commercial terms notified by PERMATEC, then PERMATEC shall be free to grant such license to any third party, irrespective of any part of the Offering Period remaining. In the event that PERMATEC has the ability to license the products described to a third party within the first XXXXX (XXXXX) days of this Agreement, PERMATEC shall immediately so notify BIOSANTE, and BIOSANTE shall have fifteen (15) business days within which to exercise its right of first offer as described elsewhere in this paragraph. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

10.3     Option regarding the XXXXX Combi Gel

         10.3.1 LICENSE AGREEMENT: PERMATEC will not license XXXXX Combi Gel to any company other than the one company identified by PERMATEC to BIOSANTE during negotiation of this Agreement in the first XXXXX (XXXXX) days of the effectiveness of this Agreement. If no license agreement is reached in that XXXXX (XXXXX) day period with the company described, then during a period starting on the XXXXX (XXXXXt) day after the effective date of this Agreement and ending on the XXXXX (XXXXXt) anniversary of the effective date of this Agreement (the "Offering Period") PERMATEC will offer and BIOSANTE hereby agrees to accept an exclusive license on the XXXXX Combi Gel pursuant to the terms and conditions set forth below. . [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

         10.3.2 TERMS: PERMATEC will license to BIOSANTE XXXXX Combi Gel in the countries of the United States of America and Canada and any other part of the Territory not already licensed to third parties except Japan on the following basic terms: for a license fee of XXXXX Dollars (USD XXXXX), which license fee is not refundable, non-recoverable and payable as set forth below, and a XXXXX percent (XXXXX%) royalty on Net Sales of XXXXX Combi Gel, calculated in the same manner as royalties for the Products under this Agreement, and BIOSANTE to bear all costs of development (including without limitation clinical study cost), and otherwise on substantially identical terms as set forth in this Agreement. The costs associated with the production of clinical batches of XXXXX Combi Gel will be borne equally by PERMATEC and BIOSANTE up to XXXXX Dollars (USD XXXXX), with any amounts in excess thereof to be borne by BIOSANTE. [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


         10.3.3 PAYMENTS: [PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24b-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS
         SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]

                  10.3.3.1 EXECUTION OF LICENSE AGREEMENT: Upon execution of a separate license agreement concerning XXXXX Combi Gel, BIOSANTE shall pay to PERMATEC a milestone payment of XXXXX Dollars (USD XXXXX).

                  10.3.3.2 XXXXXXXXXXXXX: Upon XXXXXXXXXX XXXXXXXXXXXXXXXXXXX, BIOSANTE shall pay to PERMATEC a milestone payment of XXXXX Dollars (USD XXXXX).

                  10.3.3.3. XXXXXXXXXXXXX: Upon XXXXXXXXXX XXXXXXXXXXXXXXXXXXX, BIOSANTE shall pay to PERMATEC a milestone payment of up to XXXXX Dollars (USD XXXXX), as follows:
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXX.

                  10.3.3.4 XXXXXXXXXXXXX: Upon XXXXXXXXXX XXXXXXXXXXXXXXXXXXX, BIOSANTE shall pay to PERMATEC a milestone payment of up to XXXXX Dollars (USD XXXXX), as follows:
                  XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX XXXXXXXXXXXXXXXXXXXXXX.

10.4 TERMINATION OF OPTION RIGHTS: In the event that this Agreement is terminated by PERMATEC pursuant to Section 9.2 above prior to the expiration of any of the rights contained in this Section 10, then all such rights shall terminate and fall away as per the effective date of such termination without any liability on the side of PERMATEC.


11.      MISCELLANEOUS

11.1 GOVERNING LAW: This Agreement is governed by and construed in all respects in accordance with the laws of the State of Illinois, USA and the United States of America (without regard to conflicts of laws principles), excluding the United Nations Convention on Contracts for the International Sale of Goods.

11.2     DISPUTE RESOLUTION:

         (a) CONCILIATION. The parties wish first to seek an amicable settlement of all disputes, controversies or claims arising out of or relating to this Agreement by conciliation in accordance with the UNCITRAL Conciliation Rules now in force. The conciliation shall take place in Chicago, Illinois (USA) before a conciliator. If assistance is needed in connection with the appointment of a conciliator or other administrative matters, JAMS Endispute, Inc., 222 S. Riverside Plaza, Chicago, Illinois, USA (telephone 312-739-0200), shall be the institution to render such assistance. The language to be used in the conciliation proceedings shall be English.

         (b)      ARBITRATION. Subject to possible court proceedings under
                  Section 11.2(d) of this Agreement, if any conciliation proceedings under Section 11.2(a) of this Agreement are terminated in accordance with Article 15 of the UNCITRAL Conciliation Rules or rejected in accordance with Article 2 of those Rules, without resolution of the disputes, controversies or claims, then all said disputes, controversies or claims shall be determined by arbitration in accordance with the UNCITRAL Arbitration Rules now in force, as supplemented by the IBA Rules on the Taking of Evidence in International Commercial Arbitration, as adopted June 1, 1999, insofar as said IBA Rules are not inconsistent with the express provisions of this Agreement. The language to be used in the arbitral proceedings shall be English. There shall be three (3) arbitrators, the place of arbitration shall be Chicago, Illinois (USA) and the appointing authority shall be JAMS Endispute, Inc. In rendering the award, the arbitrator shall follow and apply the substantive laws of the State of Illinois (without regard to conflict or choice of laws principles). The arbitrator shall have the authority to award compensatory damages only, subject to the limitations described in this Agreement. Each party shall pay the fees of its own attorneys, expenses of witnesses and all other expenses and costs in connection with the presentation of such party's case (collectively, "Attorneys' Fees"). The remaining costs of the arbitration, including without limitation, fees of the arbitrator, costs of records or transcripts and administrative fees (collectively, "Arbitration Costs") shall be borne equally by the parties. Notwithstanding the foregoing, the arbitrator in the award may apportion said Attorneys' Fees and Arbitration Costs, pursuant to articles 38 through 40 of the UNCITRAL Arbitration Rules. The award rendered by the arbitrator shall be final, and judgment may be entered in accordance with the applicable law by any court having jurisdiction thereof.

         (c) CONFIDENTIALITY. The existence and resolution of any conciliation and/or arbitration shall be kept confidential, and the parties, the conciliator and the arbitrator shall not disclose to any person any information about such arbitration.

         (d) COURT PROCEEDINGS. Notwithstanding the arbitration provisions in Section 11.2(c) of this Agreement, PERMATEC shall have the right to sue in any court of competent jurisdiction to collect from BIOSANTE funds due and owing PERMATEC hereunder. Section 11.2(c) of this Agreement shall not be construed to prevent either party from seeking injunctive relief against the other party from any judicial or administrative authority of competent jurisdiction to enjoin that party from breaching this Agreement pending the resolution of a dispute by arbitration, pursuant to said Section 11.2(c). Any action to confirm an arbitration award or any other legal action related to this Agreement between the parties may be instituted in any court of competent jurisdiction. PERMATEC and BIOSANTE each waive their right to a trial by jury in any such court proceedings.

11.3 NOTICE: All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by facsimile transmission, mailed by registered or certified mail (return receipt requested, postage prepaid) or sent by overnight courier service to the parties at the following addresses (or at such other address for a party as shall be specified by like notice):

                  If to PERMATEC

                  Permatec Technologie, AG
                  c/o Permatec Pharma AG
                  Hardstrasse 18
                  CH-4132 Muttenz, Switzerland
                  Attn.: PRESIDENT
                  Fax No: +41 61 465 92 91

WITH COPY TO:     Rinderknecht Klein & Stadelhofer
                  Beethovenstrasse 7
                  CH-8022 Zurich, Switzerland
                  Fax No: ++41 1 287 24 00

                  If to BIOSANTE:

                  Stephen M. Simes
                  President and CEO
                  BioSante Pharmaceuticals, Inc.
                  175 Olde Half Day Road
                  Lincolnshire, Illinois  60069
                  Tel:     (847) 793-2434
                  Fax:     (847) 793-2435

WITH COPY TO:     Eric F. Greenberg
                  Ungaretti & Harris
                  3500 Three First National Plaza
                  Chicago, Illinois  60602-4283
                  Tel:     (312) 977-4647
                  Fax:     (312) 977-4405

11.4 ENTIRETY: The terms and conditions of this Agreement, together with the Exhibits referred to herein, constitute the entire agreement and understanding of the parties, and supersede all previous communications whether oral or written between the parties, including any previous agreement or understanding varying or extending the same.

11.5 MODIFICATION: This Agreement may be released, discharged, abandoned, changed or modified only by an instrument in writing of equal formality, signed by the duly authorized officer or representative of each of the parties.

11.6 SEVERABILITY: Each party hereby acknowledges that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid, the parties agree that it is their intent that the remainder of the Agreement shall continue in effect, and shall substitute, by mutual consent, valid provisions for such invalid provisions which valid provisions in their economic effect are sufficiently similar to the invalid provisions that it can be reasonably assumed that the parties would have entered into this Agreement with such valid provisions.

11.7 WAIVER: The failure of either party at any time or from time to time to exercise any of its rights or to enforce any of the terms, conditions or provisions under this Agreement shall not be deemed to be a waiver of any such rights nor shall it prevent such party from subsequently asserting or exercising any such rights.

11.8 RELATIONSHIP OF PARTIES: Nothing in this Agreement is intended or shall be deemed to constitute a partnership, agency or joint venture relationship between the parties.

11.9 ASSIGNMENT: Neither this Agreement nor any interest hereunder shall be assignable by either party without the prior written consent of the other party (provided that this shall not restrict or prevent BIOSANTE from sublicensing its rights or responsibilities hereunder). Notwithstanding the foregoing, PERMATEC may subcontract any and all of its obligations hereunder to any third party, and the parties may assign this Agreement or any of its respective rights or obligations hereunder to any Affiliate or successor by merger or sale of substantially all of their business; provided in each case, however, that such party shall remain jointly and severally liable for the performance of all of its duties and obligations hereunder.

11.10 FORCE MAJEURE: Neither party hereto shall be held liable or responsible to the other party nor be deemed to have defaulted under or breached this Agreement for failure or delay in fulfilling or performing any term of this Agreement when such failure or delay is caused by or results from causes beyond the reasonable control of the affected party, including but not limited to fire, floods, embargos, war, acts of war (whether war be declared or not), insurrections, riots, civil commotions, strikes, lockouts or other labour disturbances, acts of God, omissions or delays in acting by any governmental authority (including the FDA and Regulatory Authorities) or the other party hereto.

11.11 INTEREST: In the event any amount due and payable under this Agreement is not paid by the due date, then the party owing such amount shall pay to the other party, without being requested by such other party, interest on the total outstanding amount at the rate equal to the U.S. Prime Rate, as reported by the Wall Street Journal on the date that such payment falls due, increased by three percent (3%), in United States Dollars and adjusted on the first day of every subsequent calendar quarter.

11.12 INTERPRETATION: The Parties will execute or have executed a Supply Agreement at or about the same time as this License Agreement, which has as its initial subject matter the same Products that are the subject of this License Agreement. It is the Parties' intent and understanding that there are no conflicts or contradictions between the two Agreements, as the License Agreement is intended to control the licensing (including supply of products for development), Development and Marketing of the Products, and the Supply Agreement is intended to control the supply of commercial quantities of

Products. In the event and to the extent any direct conflict or contradiction between the two Agreements is identified, it is the Parties' intent that the terms of the License Agreement shall govern.

         IN WITNESSETH WHEREOF, the parties hereto have caused this instrument to be executed by their duly authorized officers with effect as of the date first above written.



PERMATEC TECHNOLOGIE, AG




  /s/ Dr. Jacques Gonella
-------------------------------
By: Dr. Jacques Gonella
Its: Executive Chairman




  /s/ Dr. Philippe Dro
-------------------------------
By: Dr. Philippe Dro
Its:  President and COO





BIOSANTE PHARMACEUTICALS, INC.




  /s/ Stephen M. Simes
-------------------------------
By:      Stephen M. Simes
Its:     President and CEO

                                    EXHIBIT A

                                     PATENTS

A NOVEL COMPOSITION FOR TRANSDERMAL ADMINISTRATION OF AN ESTROGEN, A PROGESTIN OR A MIXTURE THEREOF (COMBI GEL)

Ref.:                  PRE.001

COUNTRY                  APPLICATION          NUMBER             PATENT            NUMBER         EXPIRATION
                             DATE                                 DATE                               DATE

Argentina              06.06.1997       P970102497                                             06.06.2017
Australia              05.06.1997       24729/97                                               05.06.2017
Canada                 05.06.1997       2,207,144                                              05.06.2017
Europe                 04.06.1997       97108989.1                                             04.06.2016
Italy                  06.06.1996       MI96A001152         07.04.1998        1283102          06.06.2016
Japan                  05.06.1997       9-185695                                               05.06.2017
Korea, Rep.            04.06.1997       97-236704                                              04.06.2017
New Zealand            05.06.1997       328021              19.03.1998        328021           05.06.2017
South Africa           05.06.1997       974981              25.03.1998        97/4981          05.06.2017
Taiwan                 06.06.1997       86107807
U.S.A                  05.06.1997       08/869.982          06.04.1999               5,891,462 05.06.2017

ADMINISTRATION SYSTEM FOR ESTRADIOL (ESTRADIOL PATCH)

Ref.:                 GPH.001

COUNTRY                   APPLICATION            NUMBER            PATENT           NUMBER         EXPIRAT.
                              DATE                                  DATE                             DATE

Australia             07.05.1993           38459/93           05.11.1996        670273         07.05.2013
Austria               07.05.1993           93810336.3         05.08.1998        0569338        07.05.2013
Belgium               07.05.1993           93810336.3         05.08.1998        0569338        07.05.2013
Denmark               07.05.1993           93810336.3         05.08.1999        0569338        07.05.2013
Europe                07.05.1993           93810336.3         05.08.1999        0569338        07.05.2013
Europe/It.            07.05.1993           93810336.3         05.08.1999        0569338        07.05.2013
France                07.05.1993           93810336.3         05.08.1999        0569338        07.05.2013
Germany               07.05.1993           93810336.3         05.08.1999        0569338        07.05.2013
Greece                07.05.1993           93810336.3         05.08.1999        0569338        07.05.2013
Ireland               07.05.1993           93810336.3         05.08.1999        0569338        07.05.2013
Japan                 28.04.1993           102325/1993        30.07.1999        2960832        28.04.2013
Korea, Rep.           07.05.1993           93-7877                                             07.05.2013
Luxembourg            07.05.1993           93810336.3         05.08.1998        0569338        07.05.2013
Netherlands           07.05.1993           93810336.3         05.08.1998        0569338        07.05.2013
New Zealand           05.05.1993           247549             11.04.1996        247549         05.05.2013
Portugal              07.05.1993           93810336.3         05.08.1998        569338         07.05.2013
South Africa          06.05.1993           93/3180            31.08.1994        93/3180        06.05.2013
Spain                 07.05.1993           93810336.3         05.08.1998        0569338        07.05.2013
Sweden                07.05.1993           93810336.3         05.08.1998        0569338        07.05.2013
Switzerland           07.05.1993           93810336.3         05.08.1998        0569338        07.05.2013
Taiwan                08.05.1993           82103602           27.11.1995        NI072551       07.05.2013
U.K.                  07.05.1993           93810336.3         05.08.1998        569338         07.05.2013
Canada                07.05.1993           2,095,789                                           07.05.2013
U.S.A.                03.05.1993           08/058,517


                                                                              31

ADMINISTRATION SYSTEM FOR ESTRADIOL                        (FOLLOWED)

Ref.:                GPH.001/A und /CON1

COUNTRY                 APPLICATION          NUMBER             PATENT            NUMBER            EXPIRAT.
                           DATE                                  DATE                                 DATE
GPH.001/A
Switzerland           08.05.1992           1487/92                                             08.05.2012

GPH.001/CON 1

U.S.A.                19.12.1994           08/358,897         09.09.1997        5,665,377      09.09.2014

                                    EXHIBIT B

                                    PRODUCTS

[PORTIONS OF THIS SECTION HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIALITY UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. A COPY OF THIS AGREEMENT WITH THIS SECTION INTACT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.]


Gel E2 (where estradiol is the sole active ingredient, and where the gel is applied to the skin)

Gel Testosterone (where testosterone is the sole active ingredient and where the gel is applied to the skin)

Patch E2 (where estradiol is the sole active ingredient and where the patch is applied to the skin)

E2-XXXXX Combi Gel (where estradiol and XXXXX XXXXX are the two active ingredients and where the gel is applied to the skin)


Option regarding XXXXX Combi gel

XXXXX Combi Gel (where XXXXX and XXXXX are the two active ingredients and where the gel is applied to the skin)

                                    EXHIBIT C

                             COUNTRY CLASSIFICATION


         First Tier:                USA

         Second Tier                Canada; China

         Third Tier:                All other countries of the Territory